UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2014

Griffin-American Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 30, 2014, our board of directors authorized a daily distribution to our stockholders of record as of the close of business on each day of the period commencing on October 1, 2014, and ending on the earlier of (i) December 31, 2014 and (ii) the close of business on the date immediately preceding the effective date of our pending merger with NorthStar Realty Finance Corp., et al (the “Company Merger Effective Time”) pursuant to that certain agreement and plan of merger dated as of August 5, 2014 (each such day a "Record Date").

The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001863014 per share of common stock, which is equal to an annualized distribution rate of 6.65%, assuming a purchase price of $10.22 per share. The distributions will be paid in cash to stockholders of record on the applicable Record Date as follows: (a) for distributions authorized, declared and payable to common stockholders of record on each Record Date from and including October 1, 2014 through October 31, 2014, such distributions shall be paid by November 3, 2014; (b) for distributions authorized, declared and payable to common stockholders of record on each Record Date from and including November 1, 2014 through the earlier of (i) November 30, 2014 and (ii) the close of business on the date immediately preceding the Company Merger Effective Time, such distributions shall be paid within 10 days after the earlier of the date in clause (b)(i) and the date in clause (b)(ii); and (c) for distributions authorized, declared and payable to common stockholders of record on each Record Date from and including December 1, 2014 through the earlier of (i) December 31, 2014 and (ii) the close of business on the date immediately preceding the Company Merger Effective Time, such distributions shall be paid within 10 days after the earlier of the date in clause (c)(i) and the date in clause (c)(ii), in each case only from legally available funds.

Certain statements in this Current Report may be considered forward-looking statements, including statements related to the occurrence and timing of our potential merger with NorthStar Realty Finance Corp., that reflect our management’s current views with respect to future events. Forward-looking statements about our plans, strategies, and prospects are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Forward-looking statements are not intended to be a guarantee of any event, action, result, outcome or performance in future periods. We do not intend or assume any obligation to update any forward-looking statements, and the reader is cautioned not to place undue reliance on them.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

October 1, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer